SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                               ---------------



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report  (Date of earliest  event  reported):   August 1, 1997

                        THERMACELL TECHNOLOGIES, INC.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)



       FLORIDA                     0-21279                 59-3223708
-------------------------------------------------------------------------------
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)              Identification No.)



 5419 PROVOST DRIVE
 HOLIDAY, FLORIDA                                             34690
-------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)



Registrant's  telephone  Number,   including  area  code:   (813) 938-3269



                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.       Acquisition or Disposition of Assets

On August 1, 1997, ThermaCell Technologies, Inc. ("Company") closed on its acquisition for the purchase of 100% of the outstanding stock of Atlas Chemical Co., a Florida corporation ("Atlas "). Atlas is a distributor of specialty coatings and paints, located in Miami, Florida.
     The total purchase price to be paid for the Atlas stock is $1,000,000.00 . $800,000 was paid at closing. $200,000 is currently being held in escrow which shall be released to Atlas, subject to adjustment as provided in the Stock Purchase Agreement, upon receiving Atlas's audited financial statements for the period ending June 30, 1997. Reference is made to the form of Stock Purchase Agreement attached as an exhibit to this Form 8-K for additional details regarding the terms of this acquisition.
     The Company acquired the stock of Atlas through the formation of a wholly owned subsidiary, Atlas Acquisition Corporation. Atlas Acquisition Corporation has entered into a five year lease for the Atlas facilities located in Miami, Florida. The initial rent for this facility is $6,247.50 per month. Rent increases to $10,500.00 per month commencing August 1, 1999. The principal stockholders of Atlas entered into non-competition and non-solicitation covenants for a period of five years from the date of the acquisition.

ITEM   7.   Financial   Statements,   Proforma   Financial   Information   and
Exhibits

     In accordance with item 7, paragraph 4, the audited financial statements of Atlas and the related pro-forma financial information shall be filed within 60 days of the date that this Form 8-K is due.









                  [BALANCE OF PAGE LEFT BLANK INTENTIONALLY]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ThermaCell Technologies, Inc.
                                             (Registrant)

                                             By:  /s/ John Pidorenko
                                                  -------------------------
                                                  JOHN PIDORENKO
                                                  Chief Executive Officer

Date:  August _____, 1997

                            STOCK PURCHASE AGREEMENT

      THIS STOCK PURCHASE AGREEMENT ("Agreement") made this ___ day of July, 1997, by and among DONALD N. PETERSON, CAROLE P. HALLIBURTON, JOHN H. HALLIBURTON, JR., DALE A. PETERSON, GLEN N. PETERSON, DONALD N. PETERSON, and CAROLE P. HALLIBURTON, as Co-Trustees of the FRANK A. PETERSON TRUST (collectively the "Stockholders"), ATLAS CHEMICAL CO., a Florida corporation, ("Company") and ATLAS ACQUISITION CORP., a Florida corporation and wholly-owned subsidiary of THERMACELL TECHNOLOGIES, INC., a Florida corporation, ("Buyer").

                                R E C I T A L S:

      WHEREAS, the Stockholders are the owners of 4,121 shares of common stock of the Company (the "Shares") as set forth in Schedule "A" attached hereto which constitutes all of the issued and outstanding shares of the capital stock of the Company;

      WHEREAS, the Company manufactures and sells paints and related products;

      WHEREAS, Buyer desires to acquire all of the shares of the Company owned by the Stockholders pursuant to the terms and conditions of this Agreement so that the Buyer may become the sole stockholder of the Company and thereby be in control of the assets, systems and other proprietary rights of the Company;

      WHEREAS, the Stockholders desire to sell all of their Shares to the Buyer for the consideration and on the terms as set forth herein;

      WHEREAS, the parties desire to document their understanding with regard to the purchase of the Shares.

      NOW, THEREFORE, in consideration of the promises and of the covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, it is agreed as follows:

      1.    Purchase of Shares.

            a. At the closing (hereinafter defined "Closing") the Stockholders shall sell to the Buyer and the Buyer shall purchase from the Stockholders, for the consideration hereinafter specified, 4,121 shares of common stock of the Company, which represent one hundred percent (100%) of the issued and outstanding Shares of capital stock of the Company. At the Closing, the Stockholders shall deliver to Buyer stock certificates representing the Shares, duly endorsed in blank or duly executed stock powers attached, in proper form for transfer, free and clear of all liens, pledges, claims or other encumbrances of any nature whatsoever.

            b. The Stockholders represent and warrant that the Shares, as of the date of this Agreement and as of the Closing Date, are and shall be owned as set forth in Schedule "A," attached hereto and that all the Shares are free and clear of all liens and encumbrances, and are fully paid and non-assessable.

            c. The Purchase Price to be paid to the Stockholders in consideration for the Shares is One Million Dollars ($1,000,000), to be paid as follows:

                  1.  Buyer   shall  pay  Eight   hundred   Thousand   Dollars
($800,000) at the Closing by wire transfer or cashiers check.

                  2. Buyer shall pay Two Hundred Thousand Dollars ($200,000) at closing to the law firm of Johnson, Blakely, Pope, Bokor, Ruppel & Burns, PA, as escrow agent, which amount shall be held by the escrow agent in an interest bearing account for up to one hundred thirty-five (135) days after the Closing Date, or such earlier date that Buyer obtains an audited balance sheet for the Company as of June 30, 1997, and audited income statements for the Company's three (3) prior years of operations as required under applicable federal securities laws. If the June 30, 1997 audited balance sheet reflects stockholder's equity of the Company to be more than Five Thousand Dollars ($5,000) less than as reflected on the Company's unaudited June 30, 1997 balance sheet provided to Buyer then such difference shall be disbursed to Buyer as a reduction of the Purchase Price. The remaining escrowed funds shall be distributed to the Stockholders. Interest earned on the escrowed funds shall be paid to the parties in proportion to their escrow distributions.

      2. Agreements with Certain Employees or Stockholders. As a condition to the sale and purchase of the Shares hereunder, Buyer and the Company shall enter into the following agreements with certain of the stockholders:

            A. Three automobiles owned by the Company and identified on Exhibit K hereof, shall be transferred to those individuals listed in the same Exhibit. After the Closing, Buyer shall cause the Company to satisfy or continue payments on the loan secured by the 1992 Cadillac.

            B. The Company shall retain DONALD N. PETERSON as an independent consultant for a period of six (6) months after the Closing for a consulting fee of $4,000 per month. The Company shall continue to employ DALE A. PETERSON, GLEN PETERSON AND JOHN H. HALLIBURTON for a period of six (6) months after the

Closing Date subject to their continued performance of full time service to the Company for such period at their normal salaries in effect prior to the Closing Date.

            C. Non-Competition/Non-Solicitation Agreements. At Closing the Stockholders shall enter into non-competition/non-solicitation agreements for the benefit of the Company restricting their participation in competing businesses for a period whichever is the longer of: (i) five (5) years after the Closing except for Glen Peterson who shall be required to enter into a three (3) year non-solicitation agreement only.

            D. Lease of Business Location. At Closing the Company shall enter into a five (5) year lease ("Lease") for the Company's Business Location with the FRANK A. PETERSON TRUST which owns the property. The lease shall provide for the following rent (which includes the cost of real estate taxes and insurance) based upon rentable space of 21,000 square feet:

            Years 1 and 2                             $3.57/sq.ft.

            Years 3 and 4                             $5.50/sq.ft.

            Year 5                                    $6.00/sq.ft.

      The lease shall grant the Company a right of first refusal to purchase the Business Location property during the term of the lease.

      3. Representations, Warranties and Covenants of the Company and the Stockholders. In order to induce the Buyer to enter into this Agreement, the Stockholders and the Company represent, warrant and covenant, on a joint and several basis, which representations, warranties and covenants shall survive the Closing, as follows:

            a. Corporate Status. The Company has taken all actions necessary to authorize and permit the execution, delivery and performance of this Agreement on behalf of or by the Company. This Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms. Neither the execution and delivery of this Agreement nor the consummation by the Company of the transactions herein contemplated will conflict with the Charter or Bylaws of the Company or any agreement or instrument to which the Company is a party or by which it is bound.

            b. Absence of Litigation. There is no claim, suit, action or legal, administrative, arbitration or other proceeding or governmental investigation pending, or, to the Stockholders' knowledge threatened against the Company other than that which is identified in Schedule "B" attached hereto. The Company is not in violation of any federal, state or local law, including without limitation, business opportunity, franchise, license, wage and hour, employment and occupational safety legislation, except such violations which individually or in the aggregate, do not have a materially adverse effect on the Company's business or property, except as set forth in Schedule "B" attached hereto.

            c.    Adverse Changes.  In the past 60 days:

                  (1) There has not been any material adverse change in the financial condition, assets or business of the Company, other than changes in the ordinary course of the Company's business;

                  (2) There has been no damage, destruction or loss, whether covered by insurance or not, or, any other event or condition of any character materially adversely affecting the business or property of the Company;

                  (3) The business of the Company has been carried on in substantially the same manner as previously; and

                  (4) The Company has not engaged in any material transactions, and no material amount of the assets of the Company has been disposed of, other than in the ordinary course of business.

            d. Contracts and Commitments. The Company has performed in all material respects its obligations under all contracts and commitments by which it is bound is not in material breach or default or to its knowledge alleged to be in material breach or default thereunder.

            e. Taxes. The Company has filed with the appropriate governmental agencies all tax and other returns required to be filed by it with respect to its business and property. Such returns properly reflect the tax liability of the Company with respect to the periods covered thereby. All federal, state, local and foreign income, profits, franchise, sales, use, occupation, property, excise and other taxes due with respect to the Company and its operations on or before the date of this Agreement have been paid, except such amounts which the Company is disputing in good faith. The Company has withheld all amounts required to be withheld by it from payrolls, and all required federal and state withholding tax payments have been made.

            f.    Infringement.  The  Company has not  received  notice of any
claim  against  the  Company  for  infringement  of  any  patent,   copyright,
trademark, tradename or trade secret of others.

            g. Capitalization. The Company has authorized five thousand shares (5,000) of common stock, ______ par value per share, of which 4121 shares will be issued and outstanding after the Closing. All of such shares are, and the shares when issued pursuant to this Agreement, will be, duly authorized, validly issued, fully paid and nonassessable. The Stockholders have no other rights to acquire any shares of capital stock, and no preemptive rights or contractual agreements with respect to its capital stock.

            h.    Environmental Matters.

                  (i) Neither the Stockholders nor the Company has received any request for information, notice of claim, demand or notification that it/he is or may be potentially responsible under CERCLA or any Environmental Law or other similar law or regulation with respect to any investigation or clean-up of any threatened or actual release, discharge, emission, or disposal of any hazardous materials, except as set forth in Schedule "C."

                  (ii) To the best knowledge of the Company and the Stockholders no hazardous materials (other than: (i) good and merchantable finished goods held for sale; (ii) raw materials used in the Company's business; or (iii) retained, reworked and obsolete goods and materials pending for disposal for which disposal arrangements have been made which are in compliance with applicable Environmental Laws) are or have been present at any property now or previously owned, operated, used or leased by the Company. Except for one (1) storage tank located at the Company's plant identified in the Company's storage tank liability insurance policy included as part of Exhibit H hereto, there are no underground storage tanks, active or abandoned, or above-ground storage tanks or surface impoundments at any property now or previously owned, operated, used or leased by the Company. To the best knowledge of the Stockholders and the Company, there are no past or present actions, activities, circumstances, conditions, incidents or events arising from the operation, ownership or use by the Company or Stockholders of any property now or previously owned in connection with the Company, or used or leased in connection with the Company including, without limitation, the release, discharge, emission, or disposal of any hazardous material into the environment, that could reasonably be expected to result in the incurrence of costs under any Environmental Laws or could reasonably be expected to form the basis of any notice to the Stockholders or Company alleging potential liability arising out of any violation of any applicable Environmental Law, except as set forth in Schedule "C."

                  (iii) To the best knowledge of the Stockholders and the Company, no hazardous materials generated, transported, or managed by the Company or its agents have come to be located at any site which is listed or proposed for listing under CERCLA, Comprehensive Environmental response, Compensation and Liability Information Systems (CERCLIS) or on any similar state list, or which is the subject of Federal, state, or local enforcement actions or other investigations which may lead to claims against the Company or Stockholders for clean-up costs, remedial work, damages to natural resources or for personal injury claims, including, but not limited to, claims under CERCLA, except as set forth in Schedule "C."

           i. Financial Statements. The Stockholders shall deliver to Buyer a Balance Sheet at June 30, 1997 of Company and a Statement of Income for the Company for the period ending June 30, 1997 (the "Financial Statements"). The Stockholders shall also deliver to Buyer a Balance Sheet and Statement of Income for the last two (2) fiscal years prior to the date of the Financial Statements. The Financial Statements shall be updated through the end of the Company's most recent month, and are to be further updated as of the Closing Date and:

                 (1) Are in accordance with the books and records of the Company;

                 (2) Are true and accurate statements and fairly set forth the financial condition and results of the operations of the Company as of the relevant dates thereof and for the periods covered thereby and do not omit to state or reflect any material facts concerning the Company required to be stated or reflected therein when necessary to make the statements therein not misleading;

                 (3) Have been prepared in accordance with generally accepted accounting principles (GAAP) consistently applied and maintained; and

                 (4) Contain and reflect all necessary adjustments for a fair representation of the results of operations and financial condition for the periods covered by the statements.

           j. Absence of Undisclosed Liabilities. To the best knowledge of the Stockholders and the Company except as disclosed in Schedule D or in the Financial Statements delivered to the Buyer by the Stockholders pursuant to this Agreement, the Company is not obligated for, nor are any of the assets or properties of the Company subject to, any liabilities of any kind (whether accrued, absolute, contingent or otherwise). There are no facts known to the Stockholders to exist as of the date of this Agreement that might reasonably serve as the basis now or in the future for any liabilities or obligations of the Company not disclosed in this Agreement or the schedules hereto.

            k.    Title to Assets and Condition of Properties.

                  (1) The Company has good and marketable title to all of the assets and other properties, machinery, equipment and assets, both real and personal, shown or reflected on the Financial Statements or used in its business, and such properties and assets are subject to no mortgage, guaranty, judgment, execution, pledge, lien, conditional sales agreement, security agreement, encumbrance or charge, except as disclosed in the Financial Statements (with respect to which no default exists). All assets and properties are in good operating condition and repair as required for their use as presently conducted, reasonable wear and tear excepted, except for a pebble mill and 10hp disburser which are not in use by the Company, and are operated in conformity with all applicable building and zoning ordinances and regulations and all other applicable laws, ordinances and regulations. All of the assets used by the Company in the operation of its business, are included in the Company's Financial Statements.

                  (2) Real Property - Owned. Set forth in Schedule "E" hereto is a description of the location of each parcel of real property owned by the Company, the name address and policy number pertaining to the title insurance company insuring such parcel or other evidence of title issued with respect thereto and a description of the type of use of each such parcel. Except for (a) current taxes or assessments due but not yet payable and (b) mortgages, easements, liens and restrictions of record, the Company has good and marketable title to each parcel of real property free and clear of all mortgages, options, liens, charges, security interests, leases, covenants, conditions, easements, agreements, claims, restrictions or other encumbrances of every kind and, other than pursuant to applicable zoning laws, there exists no restriction on the use or transfer of such property.

                  (3) Real and Personal Property - Leased. Set forth on Schedule "F" hereto is a description of each lease under which the Company is the lessee or lessor of any real or personal property. The premises or property described in said leases are presently occupied or used by the Company as lessee under the terms of said leases. All rentals due under said leases have been paid and there exists no default under the terms of said leases and no event has occurred which, upon passage of time or the giving of notice, or both, would result in any event of default or prevent the Company from exercising and obtaining the benefits of any options or renewal rights contained therein. The Company has all right, title and interest of the lessee under the terms of said leases, free of all clients, claims or encumbrances and all such leases are valid and in full force and effect.

      Except as provided on Schedule "F" thereto, there is no default or basis for acceleration or termination under, nor has any event occurred, nor does any condition exist which, with the passage of time or the giving of notice, or both, would constitute a default or basis for acceleration under any underlying lease, agreement, mortgage or deed of trust, which default or basis for acceleration would adversely affect any lease described on Schedule "F" or the property or use of the property covered by such lease, agreement, mortgage or deed of trust as a result of the transactions provided for in this Agreement.

            l. Accounts and Notes Receivable. All of the accounts and notes receivable of the Company as of July 7, 1997 are represented in a list which has been delivered to the Buyer by the Company such receivables, as adjusted for properly accounted for sales and collections in the ordinary course of business through the Closing Date, are, and at the Closing will be, bona fide trade accounts receivable and, will be collectible in full taking into consideration the allowances for doubtful accounts reflected in the Financial Statements and are subject to no known asserted defenses.

            m. Inventories. The inventories set forth on the Balance Sheet at June 30, 1997, are properly valued at the lower of average cost or market in accordance with generally accepted accounting principles consistently maintained and applied. All items of inventory acquired by the Company between June 30, 1997 and the Closing Date, have been, and all items of inventory acquired after the date hereof and prior to the Closing Date will be, acquired or produced by the Company in the ordinary course of business and properly accounted for in the books and records of the Company on the same basis. All items of inventory, net of reserves, presently held by the Company consist, and all items of inventory held by the company on the Closing will consist, except for obsolete items which have been fully written off or reserved for on the Balance Sheet, and slow moving items to the extent they have been written off or reserved for on the Balance Sheet at June 30, 1997 of items of a quality and quantity currently usable and salable (without restriction) in the ordinary course of business without markdown or discount.

            n. Insurance Coverage. The Company maintains policies for fire, casualty, liability, product liability and other insurance covering all of its properties and assets, in amounts customarily obtained by businesses in the region in which such properties or assets are located. The Company shall deliver to the Buyer, within thirty (30) days of the execution of this Agreement true and complete copies of all such policies. Schedule "H" sets forth each such policy by its identification number and indicating as to each policy the insurer, type of policy, amount of coverage, annual premium and expiration date. Such policies or like policies are, as of the date of this Agreement, and will be on the Closing Date, outstanding and duly in force.

            o. Approvals and Consents. No consent, approval or authorization of any governmental authority, person or entity nor a party to this Agreement is required to be obtained by the Stockholders or the Company in connection with the execution, delivery or performance of this Agreement or of any other document, instrument or agreement referred to herein by the Stockholders or the consummation by them of the transactions contemplated hereby.

            p. No Discontinuance of Customers. None of the customers of the Company have notified the Company or the Stockholders that they intend to discontinue their relationship with the Company.

            q. Special Arrangements. Except as identified on Schedule "L," no special arrangements exist with the Stockholders with respect to goods or services supplied by Stockholders to the Company, or between the Company and its customers or suppliers.

            r. Sales and Distribution Agreements. The Company has no sales or distribution agreements except as identified on Schedule "I." Accordingly, Buyer shall be under no restriction to sell or market the products currently manufactured or to be manufactured by the Company except pursuant to such agreements. A true and correct copy of each such agreement shall be delivered to Buyer prior to the Closing.

            s. Labor Agreements, Employee Benefits Plan, and Employment Agreements. Except as set forth and detailed on Schedule "J" hereto, the Company is not a party to any of the following agreements: (a) any union collective bargaining or similar agreement, (b) any profit-sharing, deferred compensation, bonus, stock option, stock purchase, retainer, consulting health, welfare or incentive plan or agreement (whether any are legally binding or not, (c) any plan or policy providing for "fringe benefits" to its employees, including but not limited to, vacation, disability, sick leave, medical, hospitalization, life insurance and other insurance plans, and related benefits, (d) any employment agreement, and (e) any plan under ERISA. True, correct and complete copies of all documents creating or evidencing any plan, agreement or obligation (or summaries thereof) listed on Schedule "J" will be delivered to Buyer prior to Closing. There are no negotiations, demands or proposals which are pending or which have been made which concern matters now covered, or that would be covered, by the type of agreements listed in this Paragraph.

            t. Discrimination, Occupational Safety and Other Statutes and Regulations. No person or party (including, but not limited to, governmental agencies of any kind) has any claim, or, to the best knowledge of the Stockholders and the Company, has any basis for any action or proceeding against the Company arising out of any statute, ordinance or regulation relating to discrimination in employment or employment practices or occupational safety and health standards (including, but without limiting the foregoing, the Fair Labor Standards Act, as amended; Title VII of the Civil Rights Act of 1964, as amended; or the Age Discrimination in Employment in Employment Act of 1967, as amended or OSHA). To the best knowledge of the Stockholders and the Company, the Company is not in default under or in violation of any other statute, law, ordinance, rule or regulation which may result in any expense, cost, claim or liability to it or its assets.

            u. Disclosure. Nothing in this Agreement, nor any written statement or document furnished by or on behalf of the Company in connection with this transaction contains any untrue statement of material fact or omits to state a material fact.

            v. Compliance with All Laws. To the Stockholders' knowledge, the Company has complied in all material respects with all laws, regulations and orders applicable to its business as it is presently conducted.

            x. Officers and Directors. The following persons are all of the officers and directors of the Company:

                  Donald N. Peterson            President/Director
                  John H. Halliburton, Jr.      Vice
President/Secretary/Director
                  Frank A. Peterson       Director

      4.    Representations and Warranties of the Buyer.

      The Buyer represents and warrants to the Stockholders that:

            a. Corporate Status. The Buyer is a corporation organized and existing in good standing under the laws of the State of Florida and has full authority and power to own its properties and conduct its business as it is now carried on.

            b. Power and Authority. The Buyer hereby represents and warrants to the Stockholders that the execution and delivery of this Agreement by the Buyer and the performance of the transactions contemplated hereby has been duly and validly authorized by the Buyer's Board of Directors and that this Agreement is binding upon and enforceable against the Buyer in accordance with its terms. The Buyer further represents and warrants that all corporate and other proceedings required to be taken by or on behalf of the Buyer to authorize the Buyer to enter into and carry out this Agreement and for the delivery of the Common Stock of the Stockholders to the Buyer, have been duly and properly taken.

            c. No Conflicts. The execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and the compliance with the terms of this Agreement by the Buyer will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under the Articles of Incorporation or the Bylaws of the Buyer or any indenture, mortgage, loan agreement or other agreement of the Purchaser.

            d. Financial Information. All financial statements and other financial information provided by the Buyer to the Stockholders in connection with the transactions contemplated by this Agreement are true and accurate and fairly represent the information which they purport to set forth.

      5. Conduct of the Company's Business Pending Closing Date. From and after the date of this Agreement and until the Closing Date:

            a. Operation of Business. The Company shall operate its business only in the usual, regular and ordinary manner and, to the extent consistent with such operation, keep the business organization intact, keep available the services of its present officers and employees and preserve the present business relationships with customers, suppliers, and others having business dealings with the Company.

            b.  Noncontravention.  The  Company  shall  neither  enter  into any transactions, take any action nor fail to take any action which would result in, or could reasonably be expected to result in or cause, any of the representations, warranties, disclosures, agreements or covenants of the Stockholders contained in this Agreement, the schedules hereto or any document delivered pursuant to this Agreement or in connection with the consummation of the transactions contemplated hereby, not being true and complete at and as of the time immediately after the occurrence of such transactions or the action is taken or failed to be taken and also on the Closing Date.

                        c. Advice of Changes. From the date hereof to the Closing Date, the Company shall promptly advise the Buyer in writing of any fact which, if existing or known at the date of this Agreement, would have been required to be set forth in or disclosed pursuant to this Agreement.

            d. Contracts and Commitments. The Company shall not enter into any contract or commitment or engage in any transaction not in the usual an ordinary course of business and consistent with past practices without the written consent of the Buyer.

      6.    Closing.

            a. Time and Place. The Closing shall occur on or before July 31, 1997, at the offices of the Company, or such other date and place as mutually agreeable between the parties.

            b. Deliveries by Buyer. At the closing, the Buyer shall deliver to the Stockholders the consideration described in Section 1 and the following:

                  (1) certified copies of resolutions of the Buyer's Board of Directors authorizing the transactions contemplated by this Agreement;

                  (2)   certificate of good standing of the Buyer, and;

                  (3) an opinion from Johnson, Blakely, Pope, Bokor, Ruppel, & Burns, P.A. , counsel to the Buyer, dated the closing date, in the form and substance satisfactory to the Stockholders.

            c. Delivery by Stockholders. At the Closing, the Stockholders and the Company shall deliver to the Buyer their Shares as described in
Section 1 and the following:

                  (1)    certification    from   the   Stockholders   that   all
representations, warranties and covenants set forth in this Agreement are true and correct as of the Closing Date;

                  (2)   resignation  of  the   Stockholders  as  officers  and
directors of the Company effective immediately.

                  (3) an opinion from Gautier & Kavulich, P.A., counsel to the Stockholders and the Company, dated the closing date, in the form and substance satisfactory to the Buyer.

            d. Access to Assets and Information. At the Closing, effective upon the delivery of the Shares and resignations of the Stockholders, Buyer shall elect the new Board of Directors of the Company. The resigning Stockholders shall deliver to the newly appointed directors all keys, combinations, codes, access numbers, passwords and other information as required to give such new directors immediate access to all of the properties and assets of the Company, including all proprietary paint formulas of the Company.

            e.    Other  Instruments  or  Documents.   At  the  Closing,   the
parties, for themselves or on behalf of the Company, as the case may be, shall execute and deliver the following:

                  (1)   employment                agreements               and
non-competition/non-solicitation agreements; and

                  (2) such other instruments or documents as may be necessary and appropriate to affect the transactions contemplated herein.

      7.    Warranties and Indemnity.

            a. Effect. Statements made in certificates, letters, schedules and other documents delivered or deliverable simultaneously with the execution of this Agreement or at the Closing by the Stockholders or the Buyer shall be deemed representations and warranties made in this Agreement.

            b. Survival of Representations and Warranties. Each of the representations, warranties and covenants of any party hereto contained in this Agreement and the liabilities and obligations of the parties with respect thereto shall survive the Closing hereunder for two (2) years after Closing Date, unless a different period of time is expressly provided herein.

            c. General Indemnification by Stockholders. Subject to Section 7(b) hereof, the Stockholders, jointly and severally, agree to indemnify, defend and hold Buyer, and its officers, directors, employees and shareholders
(collectively "Buyer's Indemnified Persons") harmless from and against all demands, suits, claims, actions or causes of action, assessments, losses, damages, liabilities, penalties and reasonable costs and expenses ("Indemnity Losses") incident thereto asserted against, suffered or incurred by any of Buyer's Indemnified Persons as a direct result of (i) any misrepresentations and a breach of the representations and warranties of the Stockholders or the Company; or (ii) the failure of the Stockholders or the Company to perform any of their respective covenants or obligations contained in this Agreement or in any exhibit, schedule, certificate or other instrument or document furnished or to be furnished by the Stockholders or the Company pursuant to this Agreement or in connection with the transactions contemplated by this Agreement.

            d. Specific Indemnification by Stockholders. All of the Stockholders except for Glen N. Peterson and Dale A. Peterson agree to be responsible for any fines or assessments imposed on the Company with respect to the Sea Board Chemical Site as described in Exhibit C hereof and shall indemnify the Buyer and the Company and, defend and hold Buyer and the Company harmless from and against all claims assessments, costs and expenses relating to this site clean-up incurred within five (5) years after the Closing Date. The same Stockholders also agree to pay any Florida pollutant tax under Chapter 206 Florida Statutes which may be assessed against the Company by the Florida Department of Revenue relating to all tax periods prior to the Closing Date and five (5) years thereafter. The same Stockholders shall also pay all costs associated with satisfying of record the judgment recorded in the Official Records of Dade County, Florida with respect to Dade County Circuit Court Case No. 91-22169 CA 04.

            e. Indemnification by Buyer. Subject to Section 7(b) hereof, Buyer hereby agrees to indemnify, defend and hold the Stockholders harmless from and against any indemnity loss asserted against, suffered or incurred by Stockholders as the direct result of any misrepresentation or the breach of the representations and warranties of Buyer or the failure of Buyer to perform any of its covenants or obligations contained in this Agreement or in any exhibit, schedule, certificate or other instrument or document furnished or to be furnished by Buyer pursuant to this Agreement or in connection with the transactions contemplated in this Agreement.

                  8. Notice. Any notices under the Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, addressed as follows:

            If to Stockholders:

            c/o Donald N. Peterson
            7870 SW 52nd Avenue
            Miami, Florida  34143

            With copy to:
            Jerome Kavulich, Esq.
            Law Center
            Suite 15
            370 Minorca Avenue
            Coral Gables, Florida  33134

            If to Buyer:

            ThermaCell Technologies, Inc.
            5419 Provost Drive
            Holiday, Florida 34690
            Attn:  John Pidorenko, President

            With a copy to:

            David J. Ottinger
            Johnson, Blakely, Pope, Bokor,
            Ruppel & Burns, P.A.
            911 Chestnut Street
            Clearwater, Florida  34616

      9.    Miscellaneous.

            a. Restrictive Covenant. Each Stockholder agrees that, from and after the Closing, he(she) will not, unless acting as an officer or employee of the Company, or with the Buyer's prior written consent, directly or indirectly own, manage, operate, join, control, or participate in, or be connected as an officer, employee, partner, or otherwise with, any business under any name similar to the Company's name, and that, for a period of five years after the Closing, he will not in any such manner directly or indirectly compete with, or become interested in any competitor of, the Company with respect to paint manufacturing. The Stockholders acknowledge that a remedy at law for any breach by any of them of the foregoing restrictive covenants will be inadequate, and that the Company and the Buyer shall be entitled to injunctive relief and recovery of its costs and attorneys fees at all levels and in all proceedings.

            b.    Governing  Law.  This  Agreement   shall  be  construed  and
interpreted and the rights of the parties shall be determined in accordance with the laws of the State of Florida.

            c. Successors. All the terms and provisions of this Agreement and the agreements entered into pursuant to or as contemplated by this Agreement, by or for the benefit of the parties hereto or thereto, shall be binding upon or inure to the benefit of their respective executors, administrators, beneficiaries, heirs, successors and assigns.

            d. Captions. The captions and headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

            e. Brokers or Finders. The parties warrant to each other that no broker, agent or finder has been retained or used by either of them to arrange the transactions contemplated herein and each party covenants to indemnify and hold the other harmless against any and all claims, demands and expenses, including reasonable attorney's fees, made by any broker, agent or finder for a commission or other compensation for services rendered in connection with this transaction on such party's behalf.

            f. Entire Agreement. This Agreement may not be amended or modified except by a written agreement signed on behalf of the Buyer and the Stockholders and the Company by their duly authorized representative.

            g. Severability. This invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

            h. Time of the Essence. All representations made by Sellers or Buyer and the tie for performance of the parties hereunder are of the essence of this Agreement.

            i. Exhibits. The Exhibits attached hereto, and all post-Exhibits attached hereafter, together with all documents incorporated by reference therein, form an integral part of this Agreement and are hereby incorporated into this Agreement wherever reference is made to them to the same extent as if they were set out in full at the point at which such reference is made.

            j. Confidentiality. If the transactions contemplated by this Agreement are not consummated and are terminated pursuant to any provision of this Agreement, then each of the parties to this Agreement agrees to keep confidential and shall not use for its own benefit any of the information (unless in the public domain) obtained from any other party and shall promptly return to such other parties all schedules, documents or other written information (without retaining copies thereof) previously obtained from such other parties. Prior to the Closing neither party, without the specific consent of the other, shall make any announcement or otherwise disclose the existence of this Agreement, other than to professional advisors and prospective commercial lenders who shall be instructed to keep it confidential.

            k. Attorneys' Fees. In the event the obligations of the parties expressed herein are the subject of litigation, the prevailing party shall be entitled to recover from the other party all reasonable costs and expenses of such litigation, including reasonable attorneys' fees and costs of appeal.

      IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first above written.

WITNESSES:                    BUYER:

/s/ Endura Hernandez
------------------------------          THERMACELL TECHNOLOGIES, INC.
Print Name: Endura Hernandez            a Florida Corporation
------------------------------

/s/ Bruce B. Quayle Jr.                 By: /s/ John Pidorenko
------------------------------          ---------------------------------------
Print Name: Bruce B. Quayle Jr.         Print Name: John Pidorenko
                                        ---------------------------------------
                                        As: President
                                        ---------------------------------------

                                        COMPANY:

                                        ATLAS CHEMICAL CO., a Florida
                                        Corporation

                                        By: /s/ Donald N. Peterson
                                        ---------------------------------------
                                        Print Name: Donald N. Peterson
                                        ---------------------------------------
                                        As: President
                                        ---------------------------------------

                                        STOCKHOLDERS:

                                        /s/ Donald N. Peterson
                                        ---------------------------------------
                                        DONALD N. PETERSON
                                        /s/ Carole P. Halliburton
                                        ---------------------------------------
                                        CAROLE P. HALLIBURTON
                                        /s/ John H. Halliburton Jr.
                                        ---------------------------------------
                                        JOHN H. HALLIBURTON, JR.
                                        /s/ Dale A. Peterson
                                        ---------------------------------------
                                        DALE A. PETERSON

                                       /s/ Glen N. Peterson
                                       ----------------------------------------
                                       GLEN N. PETERSON
                                       /s/ Donald N. Peterson
                                       ----------------------------------------
                                       DONALD N. PETERSON, as a
                                       Co-Trustee of the FRANK A.
                                       PETERSON TRUST
                                       /s/ Carole P. Halliburton
                                       ----------------------------------------
                                       CAROLE P. HALLIBURTON, as a
                                       Co-Trustee of the FRANK A.
                                       PETERSON TRUST

                           INDEX OF EXHIBITS/SCHEDULES



A.          List of Selling Stockholders

B.          Litigation and Claims

C.          Environmental Matters

D.          Non-Balance Sheet liabilities

E.          Real Property Owned

F.          Leases

H.          Schedule of Insurance

I.          Sales and Distribution Agreements

J.          Employee Agreements

K.          Schedule of Automobiles